Amendment No. 1
                                       to
                                 Loan Agreement

         Agreement dated as of June 8, 1997, by and between Network Imaging Corporation, a corporation duly organized and validly existing under the laws of the State of Delaware ("Borrower") and Fred Kassner, with an address at 69 Spring Street, Ramsey, NJ 07446 ("Lender").

                                   WITNESSETH:

         WHEREAS, pursuant to that certain Loan Agreement dated as of December 31, 1996 (the "Loan Agreement") by and between the Borrower and Lender, the Lender has agreed to make loan to the Borrower in the aggregate principal sum of up to $5,000,000.00; and

         WHEREAS, the parties hereto wish to amend the Loan Agreement in the manner hereinafter set forth.

         NOW THEREFORE, the parties hereto agree as follows:

         1. Definitions. All terms used herein, unless otherwise defined, shall have the meanings ascribed thereto in the Loan Agreement. Section 1.1 of the Loan Agreement is hereby amended by deleting the definition of the term "Collateral" in its entirely and by inserting a new definition in its place to read as follows:

         "Collateral": all of Borrower's now owned or hereafter acquired accounts receivable, inventory, and the intellectual property of the 1 View software products as fully set forth in Section 2.11(a) hereof and in an Amendment No. 1 to the Collateral Security Agreement being executed simultaneously herewith, the terms of which are incorporated herein by reference.

         2. Security Interest. Section 2.11 of the Loan Agreement is hereby deleted in its entirety, and a new Section 2.11 is hereby inserted in its place to read as follows:

         "2.11 Grant of Security Interest by the Borrowers. In consideration of the Loans to be made hereunder, the Borrowers hereby jointly and severally agree as follows:
                  (a) Grant of Security Interest. To secure the payment and performance of the Borrower's Obligations hereunder and under each of the other Loan Documents, Borrower hereby (x) sells, assigns, conveys, mortgages, pledges, hypothecates, transfers and grants to the Lender, for the benefit of the Lender, its successors, assigns and endorsees, and any other holders of Indebtedness hereunder, a continuing valid, enforceable, first priority Lien upon and perfected security interest in and to all of the accounts receivable, inventory, and real property, fixtures, improvements and interests in real property, and all software copyrights, assignments, licenses and rights in the 1 View software products of Borrower, now owned or hereafter acquired by the Borrower, and wheresoever located, all accessions and additions to, substitutions for, and replacements and products of any of the foregoing properties and interests in property, together with all cash collections from, and all other cash and non-cash proceeds of, any of the foregoing, (the "Collateral") as more fully set forth in a Collateral Security Agreement executed simultaneously herewith (the "Collateral Security Agreement"), and (y) agrees to execute and deliver to the Lender, for the benefit of the Lender, its successors, assigns and endorsees, and any other holders of Indebtedness hereunder, mortgages with respect to the real property and from time to time, valid and binding mortgages, collateral

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assignments software agreements and copyright  assignments and other instruments required by and in a form reasonably satisfactory to the Lender and to pay all taxes recording fees or filing fees applicable thereto."

         3. Use of Proceeds. It is hereby agreed that notwithstanding the second "Whereas" clause and Paragraph 2.7 of the Loan Agreement, a certain Credit Facility Loan Advance, to be made as of June 8, 1997 in the amount of $1,500,000.00, may be used for general corporate purposes of the Borrower.

         4. No Waiver. It is hereby agreed that Lender's making of the $1,500,000.00 Advance described in Paragraph 2 hereof does not and shall not constitute a waiver of any defaults by Borrower existing before, at, or subsequent to the making of said Advance. The Borrower hereby restates its representations and warranties contained in Section 3 of the Loan Agreement on and as of the date hereof and agrees that all such representations, warranties and covenants contained in the Loan Agreement shall remain in full force and effect and that Borrower shall be obligated to be in compliance with, and not violate same, during the term of the Loan Agreement.

         5. Mandatory Prepayment. Section 2.1 of the Loan Agreement is hereby amended by:
                  (a) redesignating the existing paragraph entitled "Permitted Voluntary Repayments" as paragraph 2.1(d)(iii); and

                  (b) by adding the following as paragraph 2.1(d) (iv) to immediately follow paragraph 2.1(d)(iii);

                  (iv) Mandatory Prepayments. Upon the completion of a public secondary offering of stock of the Borrower, a prepayment in the amount of the Loan then outstanding shall be applied to reduce the amount of the Credit Facility Note.

         6. Dorotech, S.A. Borrower hereby grants Lender a security interest in the stock of its wholly owned subsidiary, Dorotech, S.A. ("Dorotech") behind that of the security interest granted to Credit Lyonnaise to secure a loan in the approximate amount of $6,300,000.00, and Borrower and Dorotech hereby agree to do such further acts and things and to execute and deliver to Lender such additional assignments, agreements, powers and instruments as Lender may reasonably require or deem advisable to evidence the granting of such a security interest in the stock of Dorotech in such jurisdictions as Lender shall deem appropriate.

         7.  Miscellaneous.

                  (a) Except as expressly amended hereby the Loan Agreement shall continue in full force and effect.

                  (b) This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

                  (c) This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Agreement by signing any such counterpart.

                  (d)  Captions  and  section  headings   appearing  herein  are
included solely for convenience of reference only and are not intended to affect the interpretation of any provision of this Agreement.

                  (e) THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW JERSEY APPLICABLE TO AGREEMENTS EXECUTED AND TO BE WHOLLY PERFORMED WITHIN THAT STATE.

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                  (f) Any term or provision of this  Agreement  which is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extend of such invalidity or enforceability without rendering invalid or unenforceable the remaining terms or provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction.























































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         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.


                                         NETWORK IMAGING CORPORATION



                                         By:  /s/ Julia A. Bowen
                                              -------------------------------
                                              Julia A. Bowen, Vice President and
                                              General Counsel

                                         With respect to Paragraph 6 only:
                                         DOROTECH, S.A.

                                         By:
                                              -------------------------------



                                              -------------------------------
                                              FRED KASSNER




































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